Charter Financial
CORPORATION

Investor Presentation

February 2012

Forward Looking Statement

This presentation and the accompanying commentary may contain "forward-looking statements" that may be identified by use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors that could cause actual results to differ materially from these estimates. These factors include but are not limited to general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all forward-looking statements in this release and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. The Company disclaims any obligation to subsequently revise any forward- looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Corporate Profile

Charter Financial CORPORATION

- Headquartered in West Point, Georgia
- Founded in 1954 as First Federal Savings and Loan Association
- Growth by de novo branch and acquisition
- Recent growth via three FDIC-assisted acquisitions (June '09, March '10, Sept '11)
- Approximately 304 FTE's servicing over 42,000 checking accounts
- 14 offices along I-85 & I-20 GA/AL footprint and 4 offices in NW Florida
- December 31, 2011:

Total Assets:	$1.1 Billion
Total Net Loans:	$647.7 Million
Total Deposits:	$859.5 Million
Total Capital:	$136.1 Million



Hartselle
William B Bankhead National Forest
Cullman
Rome
Cartersville
Gainesville
Roswell
Acworth
Duluth
Gadsden
Atlanta
Redan
Jasper
Center Point
Anniston
Bessemer
Birmingham
Hoover
Griffin
Tuscaloosa
Alabaster
Talladega National Forest
Alabama
Macon
Columbus
Fort Valley
Perry
Demopolis
Prattville
Millbrook
Selma
Montgomery
Meridian
Americus
Vienna
Thomasville
Greenville
Eufaula
Troy
Dawson
Albany
Ozark
Dothan
Enterprise
Camilla
Moultrie
Bainbridge
Thomasville
Saraland
Bay Minette
Crestview
Mobile
Daphne
Niceville
Marianna
Chattahoochee
Tallahassee
Fairhope
Pensacola
Fort Walton Beach
Blountstown
Gulf Shores
Panama City
Apalachicola National Forest

Ownership Structure

Charter Financial CORPORATION


First Charter MHC
62%
Public Shareholders
38%
Charter Financial Corporation
CharterBank

Market Profile

Charter Financial CORPORATION

NASDAQ: CHFN

Recent Price (1/3/2012):	$9.91
Dividend:	$0.05 Per Quarter – 2.1% Yield*
Shares Outstanding:	18.4 Million
Minority Shares:	7.0 Million
Insider Ownership (12/31/2011):	5.9% of minority shares
Market Capitalization (12/31/2011):	$170.7 Million
Total Assets (12/31/2011):	$1.1 Billion

*Future dividend payments pending outcome of Federal Reserve dividend waiver application.

Price-to-Book Multiple

Per Share

Charter Financial CORPORATION

Book Value (12/31/2011):	$7.59
Recent Price (1/03/2012):	$9.91
P/B Multiple :	1.31X
*2nd Step Fully Converted P/B :	0.76X

*Source: Stifel Nicolaus Weisel – Unaudited
Effective date: January 3, 2012

Management Team

Top Executives		
NAME	POSITION	*(Banking/CharterBank)* EXPERIENCE
Robert Lee Johnson	Chairman & CEO	30/28
Curtis R. Kollar	Senior VP & CFO	26/20
Lee Washam	President	28/12

- **Strong Experienced Management & Board of Directors**
- **Conservative Credit…cut teeth in 80's S&L crisis**
- **Continuously Profitable since before 1990**
- **Clean Regulatory Examination History**
- **M&A Experience…5 deals both assisted & unassisted**
- **FDIC Bid & Loss Share Administration Experience** ***(bid on 12 banks since 2009 including 2 linked bids, resulted in 3 acquisitions)***

Market Conditions

- KIA Motors Assembly Plant and Related Suppliers
- Atlanta Christian College Relocating to West Point
- Strong Military Influence Stabilizes Georgia & Florida Regions
- Selective Lending Opportunities - Few Qualified Borrowers Seeking Loans
- Continued Challenges among Banking Peers

Recent Accomplishments

- Continuously Profitable since before 1990…FY 2011 $2.3 million
- Strengthened Interest Rate Margin
- Non-time Core Deposits Reached > 50% of Total Deposits
- Stable and Improving Credit Quality
- Executed/Consolidated 3rd FDIC Assisted Acquisition
- Raised $34 Million in Capital & Listed on NASDAQ
- Extended Franchise into Florida Panhandle with FDIC-Assisted Acquisition of First National Bank of Florida on September 9, 2011
- Completed Field Work on First OCC Examination

Pipeline of Potential FDIC-Assisted Transactions in Our Markets

Charter Financial CORPORATION


Potential Opportunity Asset Size Distribution
Total # Institutions with Texas Ratio > 100% = 73
Total Assets = $16.7 Billion
Total Branches = 309
# of Institutions with a Texas Ratio Greater Than 100%
30
25
20
15
10
5
0
15
5
29
6
12
0
5
1
$0 - $100M
$100 - $300M
$300 - $500M
$500M +
Asset Size
Georgia
Southern Alabama & Northwest Florida

Source: SNL Financial as of 02/01/12.

FDIC-Assisted Acquisitions

- Benefits
  - Strategically Grow Earnings & Earning Assets
  - Optimize Funding Mix with the Addition of Core Deposit Acquisitions
  - Substantial Source of Cash
  - Increased Utilization of Special Assets/Loss Share Infrastructure and Management
- Difficulties
  - Limited Due Diligence
  - Ambiguity within FDIC Loss Share Guidance
  - Liquidation of Nonperforming Covered Assets, Particularly Land & Residential Lots
  - Increases Complexity of Financial Results and Reporting
  - Generating Bargain Purchase Gain on Future Acquisitions
  - Reinvestment of Cash

Loss Share Acquisition Lessons

- Focus on Restructure and Retention of Performing Loans
- Right Size Expense Structure to Expected Revenue
  - Deposit Base
  - G&A Expenses
- Be Skeptical about Acquired Loan Quality
- Be Conservative on Day One Purchase Accounting
- Special Assets and Loss Share Infrastructure Requires Dedicated Resources and Scale
- Extended Timeline for Cash Reinvestment

Loss Share Asset Resolution

($000's)	As Recorded by Acquired Bank @ Acquisition	As Recorded by CharterBank @ Acquisition	As Recorded by CharterBank 12/31/2011
NCB & MCB Acquisitions			
Loans	$367,545	$191,705	$97,779
Other real estate owned	$72,944	$22,568	$16,279
Total Credit Assets	$440,489	$214,273	$114,058
FDIC receivable for loss sharing agreements		$158,243	$37,947
Performing Loans			$78,592
FNB Acquisition - acquired 9/09/2011:			
Loans	$185,927	$121,464	$120,175
Other real estate owned	$24,943	$10,560	$9,811
Total Credit Assets	$210,870	$132,024	$129,986
FDIC receivable for loss sharing agreements		$51,556	$53,723
Performing Loans			$99,768
Total Credit Assets	$651,359	$346,297	$244,044

Balance Sheet Highlights

Charter Financial CORPORATION

(000's)

	FYE 2008	FYE 2009	FYE 2010	FYE 2011	Q1 FY2012
Total Assets	$801,501	$936,880	$1,186,082	$1,171,710	$1,116,741
Loans, net	$428,472	$552,550	$599,370	$652,025	$647,727
Securities	$277,139	$206,061	$133,183	$158,737	$186,330
Cash	$14,639	$53,840	$235,639	$149,762	$78,815
Total Liabilities	$699,199	$838,623	$1,049,206	$1,032,294	$980,690
Retail Deposits	$356,237	$463,566	$739,691	$883,389	$836,617
Total Borrowings	$267,000	$227,000	$212,000	$110,000	$110,000
Total Equity	$102,302	$98,257	$136,876	$139,416	$136,051

Total Funding Mix


Charter Financial
CORPORATION
Million's
Core Deposits
Retail CD's
Wholesale Funding
Core Deposits Exceed Time Deposits
Total Funding Liabilities
$1,200
$1,000
$800
$600
$400
$200
$0
$703
$687
$825
$1,035
$914
$845
$805
$1,021
$970
29%
25%
46%
25%
27%
48%
26%
30%
44%
30%
41%
29%
34%
43%
23%
38%
44%
18%
40%
43%
17%
44%
43%
13%
46%
40%
14%
Sep-07
Sep-08
Sep-09
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11

Core Deposits – Transaction, Savings & Money Market Accounts

Loans Outstanding

Loan Mix

December 31, 2011

Total Loans, Net = $647.7 Million



NONOWNER-OCCUPIED COMMERCIAL REAL ESTATE
42%
COMMERCIAL
7%
REAL ESTATE CONSTRUCTION
7%
CONSUMER AND OTHER
4%
1-4 FAMILY REAL ESTATE
18%
OWNER-OCCUPIED COMMERCIAL REAL ESTATE
22%

Non Performing Loans/Total Loans

Charter Financial CORPORATION



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.93%
0.32%
0.49%
2.47%
1.10%
1.08%
2.82%
2.62%
2.43%
2.61%
4.53%
3.33%
2.71%
4.70%
3.30%
09/30/07
09/30/08
09/30/09
09/30/10
09/30/11
CHFN *
Southeast Peers
Nationwide Peers

	At September 30,					At
	2007	2008	2009	2010	2011	12/31/11
NPAs / Total Non-Covered Assets (%)	0.80%	1.68%	2.16%	2.12%	1.99%	1.63%
NCOs / Average Non-Covered Loans (%)	0.02%	0.24%	0.71%	0.90%	0.48%	1.90%
ALLL Non-Covered Loans / NPLs (%)	75.57%	76.54%	70.10%	83.14%	80.13%	96.58%
Allowance / Total Loans (%)	1.46%	1.89%	1.98%	2.12%	2.19%	2.00%

*Excludes "Covered Loans" acquired from the FDIC subject to loss-sharing agreements.
Peers include the median for Public Banks and Thrifts with Assets between $800M and $4.0B.

Asset Quality

($000's)

	Sep-10	Dec-10	Mar-11	Jun-11	Sep-11	Dec-11
Non Covered:						
REO	$9,641	$9,044	$7,720	$4,838	$4,093	$3,389
Non Accrual	$11,644	$13,685	$11,720	$12,352	$11,694	$9,086
90+ Days Delinquent & Accruing	$140	$0	$0	$0	$0	$46
30-89 Days Delinquent & Accruing	$5,687	$7,938	$16,746	$3,297	$2,197	$3,786

Loan Delinquency
Non Covered

December 31, 2011:

Non Covered ($000's)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans, Net
1-4 Family Residential Real Estate	$2,006	$2,409	$4,415	$97,146	$101,561
Commercial Real Estate	$2,580	$1,873	$4,453	$250,508	$254,961
Commercial	$68	$98	$166	$23,831	$23,997
Real Estate Construction	$0	$0	$0	$41,423	$41,423
Consumer and Other	$342	$14	$356	$19,636	$19,992
	$4,996	$4,394	$9,390	$432,544	$441,934
Non Accrual	$1,210	$4,348	$5,558	$3,528	$9,086

Private Label Securities

As of December 31, 2011

Charter Financial CORPORATION

Description	Credit Rating			Bloomberg Coverage Ratio	Cumulative Net Impairment Losses Recognized in Earnings	Current Par Value	Book Value
	Moody	S&P	Fitch		(Dollars in thousands)		
CWALT 2005-63 2A2	C	D	n/a	n/a	$2,107	$1,183	$189
MARM 2004-13 B1	NR	B-	n/a	1.7	$380	$6,671	$6,290
SARM 2005-15 2A2	NR	CC	n/a	0.5	$2,436	$3,165	$730
CMSI 1993-14 A3	WR	BB	n/a	755.8	$0	$110	$110
CMLTI 2004-HYB1 A31	B3	n/a	AA	3.7	$0	$1,693	$1,693
GSR 2003-4F 1A2	n/a	AAA	AAA	27.0	$0	$493	$493
GSR 2005-2F 1A2	n/a	B	AA	2.4	$0	$664	$664
MASTR 2003-8 4A1	n/a	AAA	AAA	4.8	$0	$1,173	$1,163
MARM 2004-7 5A1	Ba3	BBB-	n/a	2.8	$0	$5,579	$5,579
MARM 2004-15 4A1	Ba3	n/a	B	3.4	$0	$2,939	$2,939
SARM 2004-6 3A3	n/a	AAA	n/a	5.5	$0	$1,382	$1,382
					$4,923	$25,052	$21,232

Income Statement Highlights

($000s)	FY 2008	FY 2009	FY 2010	FY 2011	YTD Q1 2012
Net Interest Income	$19,607	$17,741	$27,201	$30,558	$9,167
Provision for Loan Losses, Not Covered Under FDIC Loss Sharing	$3,250	$4,550	$5,800	$1,700	$1,500
Provision for Covered Loan Losses	$0	$0	$420	$1,200	$600
Non-Interest Income	$18,950	$12,012	$17,510	$9,283	$3,816
Non-Interest Expense	$20,284	$22,582	$30,469	$33,942	$10,264
Income Tax Expense	$4,491	$306	$2,087	$694	$131
Net Income	**$10,532**	**$2,315**	**$5,935**	**$2,305**	**$488**

Yield and Margin Trend



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
FY2007
FY2008
FY2009
FY2010
FY2011
YTD Q1 2012
2.46%
2.32%
2.31%
3.07%
3.59%
3.94%
Yield: Interest Earning Assets
Cost of Interest Bearing Liabilities
Net Interest Margin

Non Interest Expense



(000's)
Non Interest Expense
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,284
5%
3%
22%
14%
56%
$22,581
5%
4%
20%
26%
45%
$30,469
5%
5%
22%
23%
45%
$33,942
6%
6%
21%
21%
46%
FY2008
FY2009
FY2010
FY2011
Marketing
Professional Services
Occupancy
Other
Salaries & Benefits

Credit Costs

Charter Financial CORPORATION

($000's)	FY2010	FY2011	1Q2012	Last 9 Qtrs
Provision for Loans - Covered	$421	$1,200	$600	$2,221
REO - Covered				
(Profit)/Loss Sale of REO - Covered	($74)	$0	$0	($74)
REO Exp - Covered	$613	($31)	$134	$716
REO Valuation Loss - Covered	$671	($0)	$100	$771
Total Covered Credit Costs	$1,631	$1,169	$834	$3,634
Provision for Loans - Non Covered	$5,800	$1,700	$1,500	$9,000
REO - Non Covered				
(Profit)/Loss Sale of REO - Non Covered	$167	$45	($25)	$187
REO Exp - Non Covered	$600	$553	$124	$1,277
REO Valuation Loss - Non Covered	$708	$775	$408	$1,891
FDIC Catchup/Special Assessment	$249	$0	$0	$249
OTTI on Security	$2,527	$2,296	$100	$4,923
Total Non Covered Credit Costs	$10,051	$5,369	$2,107	$17,527
Total Credit Costs	$11,682	$6,538	$2,941	$21,161

Recent Developments

- Repriced Florida Deposits
- Intentionally Reduced Florida Region Certificates of Deposit by $41.8 Million Since Acquisition
- Closed Four Florida Branches and Reduced Florida Region Staffing by over 50%; Additional Reductions Pending System Conversion
- Announced the Closing of One Georgia Branch and the Moving of Another to a Lower Cost Location

Future Challenges

- Deal with Challenging Conditions
  - Mitigate Credit Costs
  - Enhance Management Infrastructure while Controlling Expenses
  - Comply with Dodd Frank
  - Strategic FDIC-Assisted Acquisitions
  - Invest Cash Wisely

CHFN Value Proposition

- Track Record
  - Continuously Profitable and Well Capitalized
  - Strong Asset Quality
  - Core Deposit Focused
  - Experienced Management Team – Three FDIC Assisted Acquisitions
- Opportunity
  - Growth via Strategic FDIC-Assisted Acquisition Opportunities
  - Building Suburban Atlanta and Florida Panhandle Franchises
  - Improve Earnings through Lower Credit Costs & Cash Re-investment
  - Trading @ .76X 2nd Step Pro Forma Price/Book
  - Capital Management - Stock Buyback and/or Dividends

Charter Financial
CORPORATION

APPENDIX

Problem Asset Delinquency Performance

Non Covered - December 31, 2011

Charter Financial CORPORATION

($000's)

Loans	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans
Non Accrual	$1,210	$4,348	$5,558	$3,528	$9,086
Special Mention	$2,074	$465	$2,539	$31,211	$33,750
Substandard	$2,031	$3,915	$5,946	$23,848	$29,794
Doubtful	$3	$14	$17	$311	$328
	$2,034	$3,929	$5,963	$24,159	$30,122

Loan Delinquency

Covered

December 31, 2011:

Covered		Greater than			
	30-89 Days	90 Days	Total		Total Loans,
($000's)	Past Due	Past Due	Past Due	Current	Net of Discounts
1-4 Family Residential Real Estate	$324	$2,214	$2,538	$13,348	$15,886
Commercial Real Estate	$22,613	$18,560	$41,173	$144,884	$186,057
Commercial	$568	$4,150	$4,718	$15,461	$20,179
Real Estate Construction	$0	$3,622	$3,622	$2,189	$5,811
Consumer and Other	$397	$162	$559	$6,950	$7,509
	$23,902	$28,708	$52,610	$182,832	$235,442

Loss Share Asset Resolution

Charter Financial CORPORATION

($000's)	As Recorded by Acquired Bank @ Acquisition	As Recorded by CharterBank @ Acquisition	As Recorded by CharterBank 12/31/2011
NCB Acquisition - acquired 6/26/2009:			
Loans	$159,901	$94,706	$47,759
Other real estate owned	$17,676	$7,436	$5,293
Total Credit Assets	$177,577	$102,142	$53,052
FDIC receivable for loss sharing agreements		$49,991	$10,312
Performing Loans			$38,510
MCB Acquisition - acquired 3/26/2010:			
Loans	$207,644	$96,999	$50,019
Other real estate owned	$55,268	$15,132	$10,986
Total Credit Assets	$262,912	$112,131	$61,005
FDIC receivable for loss sharing agreements		$108,252	$27,634
Performing Loans			$40,082
FNB Acquisition - acquired 9/09/2011:			
Loans	$185,927	$121,464	$120,175
Other real estate owned	$24,943	$10,560	$9,811
Total Credit Assets	$210,870	$132,024	$129,986
FDIC receivable for loss sharing agreements		$51,556	$53,723
Performing Loans			$99,768
Total Credit Assets	$651,359	$346,297	$244,043

Board & Executive Team

Name	Position(s) Held With Charter Financial Corporation	Age (1)	Director Since (2)	Current Term Expires
Jane W. Darden	Director	61	1988	2012
Thomas M. Lane	Director	57	1996	2012
Edward D. Smith	Director	37	2011	2013
Curti M. Johnson	Director, Sr Vice President & General Counsel	52	2007	2013
Robert L. Johnson	President, Chief Executive Officer & Director	58	1986	2014
David Z. Cauble, III	Director	59	1996	2014
David L. Strobel	Director	60	2003	2014
	Executive Officers Who Are Not Directors			
Curtis R. Kollar	Senior Vice President and Chief Financial Officer	59		
Lee Washam	President of CharterBank	50		

(1) As of December 31, 2011.
(2) Includes service as a director of CharterBank prior to its mutual-to-stock conversion.

Board & Executive Team Biographies

Director Biography

Jane W. Darden. Ms. Darden is responsible for overall management, including bookkeeping, for family assets which include investments and timberland. She was formerly employed in the banking field for five years, and has a B.A. in Psychology from Converse College. Ms. Darden serves on Library Committee, Stewardship Committee, Altar Guild and Meals on Wheels for First United Methodist Church of West Point, Georgia. As a manager of a variety of different businesses, and with her experience in banking, Ms. Darden provides the Board of Directors with a number of different perspectives and insights.

Thomas M. Lane. Mr. Lane is Chief Financial Officer of Lanier Health Services. He was the Senior Vice President and Treasurer of WestPoint Home, Inc. and its predecessors from March 2000 until March 2007. He previously served as its Treasurer from 1997 to 1999. Prior to that time, he served as Controller of Budgets and Analysis for WestPoint Pepperell, one of the predecessors of West Point Home, Inc. He had been continuously employed in various financial and accounting positions with WestPoint Home and its predecessor companies since June 1976. Mr. Lane received his B.S. in Business Administration from Auburn University in 1976. Mr. Lane's diverse senior management experiences in financial and accounting roles for several large enterprises provide the Board of Directors with perspective on CharterBank's financial and accounting practices and procedures, financial reporting, as well as Charter Financial's relationship with its internal and external accounting firms. In addition, Mr. Lane has been designated as an audit committee financial expert by the Board of Directors.

Board & Executive Team Biographies

Edward D. Smith. Mr. Smith is co-owner and Executive Vice-President of Hutchinson Traylor, an insurance and financial services firm. He has his resident and surplus lines licenses in Life & Health and Property & Casualty insurance, and has also earned his Series 6, 63 & 65 Securities Licenses and obtained the Certified Insurance Counselor (CIC) designation. Prior to joining Hutchinson Traylor, Mr. Smith served several years in the Financial Services Division of Accenture, LLP. Mr. Smith attended Wake Forest University where he graduated Magna Cum Laude from the Wayne Calloway School of Business and Accountancy. Mr. Smith actively participates in several community service organizations. He is a member of the Executive Committee and chairs the Development Committee as part of his service on the Board of Trustees of LaGrange College. He also serves as Past President of the College's Leadership Council. He is the Vice-Chair of the Downtown LaGrange Development Authority and Past President of the Board of Directors for both the LaGrange Rotary Club and the local Boys & Girls Club of West Georgia. Mr. Smith's extensive and diverse experience in insurance, retirement planning and financial services, including employee benefits, as well as his active role in the community served by CharterBank, will provide the Board with valuable insight in these areas.

Curti M. Johnson. Mr. Johnson serves as a Senior Vice President and General Counsel of CharterBank. He is a member of both the Georgia and Alabama Bar Association. Prior to joining CharterBank on a full-time basis on January 3, 2011, Mr. Johnson was a partner in the law firm of Johnson, Caldwell & McCoy in Lanett, Alabama, where he practiced law since 1990. Prior to that time, Mr. Johnson was an associate attorney with Burr & Forman in Birmingham, Alabama, for four years. Mr. Johnson served as a director for Citizens BancGroup, a bank holding company in Valley, Alabama, from 1988 until it was acquired by CharterBank in 1999. He served as Chairman of

Board & Executive Team Biographies

Citizens BancGroup from 1996 through 1999. He received his B.A. degree from Vanderbilt University and his law degree from the University of Virginia School of Law. Mr. Johnson is Vice President and founding board member of the Chattahoochee Fuller Center Project, Inc. Mr. Johnson is the brother of Robert L. Johnson, our Chairman of the Board and Chief Executive Officer. Mr. Johnson's legal expertise provides the Board of Directors with insight on legal matters involving CharterBank, and his local contacts with customers and businesses assist CharterBank with business generation and product offerings.

Robert L. Johnson. Mr. Johnson has been the President and Chief Executive Officer of Charter Financial since its inception in 2001, Chief Executive Officer of CharterBank since 1996 and President of CharterBank from 1996 to January 2007. On November 27, 2007, Mr. Johnson was elected Chairman of the Board of Directors upon the retirement of Mr. John W. Johnson, Jr. Prior to 1996, he served as Financial Analyst, then Senior Vice President and Chief Financial Officer of CharterBank. He began continuous service with CharterBank in 1984. Mr. Johnson has an undergraduate degree from Vanderbilt University and a Master's Degree in Business Administration with a concentration in Finance from the University of Alabama. He is a graduate of the University of Texas at Austin Graduate School of Community Bank Management. He also serves on the LaGrange College Board of Trustees and is Chairman of The Charter Foundation. Mr. Johnson also is affiliated with the West Point Rotary Club. Mr. Johnson is the brother of Curti M. Johnson, a director of Charter Financial and General Counsel and a Senior Vice President of CharterBank. Mr. Johnson provides the Board of Directors with broad perspective on Charter Financial's strategies, challenges and opportunities as a result of his long affiliation with CharterBank in a variety of senior management roles.

Board & Executive Team Biographies

David Z. Cauble, III. Mr. Cauble is self-employed as a food service consultant and investor. He was the Owner and President of Vend-All Company in LaGrange, Georgia, until its sale in 1996. Previously he was Vice President-Sales in his family's Coca-Cola Bottling business. He is a graduate of Washington & Lee University, serves as Chairman of Cobb Foundation, and is a member of Young Presidents' Organization. As a manager and owner of several businesses and as an investor, Mr. Cauble provides the Board of Directors with insight concerning the opportunities and risks associated with lending to commercial companies and small businesses.

David L. Strobel. Mr. Strobel has been the Executive Vice President and General Manager of Shannon, Strobel & Weaver Constructors & Engineers, Inc. since 1977. He received his B.S. in Mechanical Engineering from the University of Notre Dame in 1973, and is a Registered Professional Engineer in 18 states. Mr. Strobel served as a member of the Board of Directors of EBA Bancshares and Eagle Bank of Alabama from 1998 until their acquisition by CharterBank in 2003. In February 1999, he assumed the position of chairman of EBA Bancshares. He joined the Board of Directors of CharterBank and Charter Financial in August 2003. Mr. Strobel's other affiliations include the Auburn City Schools' Board of Education and several professional societies. Mr. Strobel's experience in managing the operations of a construction and engineering business provides the Board of Directors with general business acumen, and his real estate and construction knowledge and experience and prior service on the board of another financial institution provides the Board of Directors with perspective and experience in CharterBank's lending operations.

Board & Executive Team Biographies

Charter Financial CORPORATION

Executive Officers Who are Not Directors

Curtis R. Kollar. Mr. Kollar is a Certified Public Accountant (CPA) and Certified Management Accountant (CMA). He has been the Vice President & Treasurer of CharterBank since 1991 and was named Chief Financial Officer of Charter Financial in October of 2001 and of CharterBank in January of 2001. He has an undergraduate degree from Ohio Wesleyan University and an M.S. in Accounting from Syracuse University. He is a graduate of the Graduate School of Community Bank Management. Mr. Kollar has 26 years experience in the banking field. Mr. Kollar serves as treasurer of West Point First United Methodist Church and he is a past President and current member of the Board of Directors of the Chattahoochee Valley Hospital Society and a past President of the West Point Rotary Club.

Lee Washam. Mr. Washam has been President of CharterBank since January of 2007. Before that, he served as Executive Vice President for six years. Mr. Washam is a former Executive Vice President of Flag Bank, LaGrange, Georgia and has over 28 years of banking experience. He received his B.S. in Business Administration from LaGrange College in 1983 and is a 1995 graduate of The Graduate School of Banking at Louisiana State University. Mr. Washam's current affiliations include: LaGrange Lions Club, Leadership Troup, Georgia Community Bankers Association, the Board of Governors of Highland Country Club and Finance Committee for New Community Church.

Investor Contacts

Robert L. Johnson
Chief Executive Officer

bjohnson@charterbank.net
(706) 645-3249

Curtis R. Kollar
Senior Vice President and
Chief Financial Officer

ckollar@charterbank.net
(706) 645-3237

1233 O. G. Skinner Drive
West Point, Georgia 31833
1-800-763-4444
www.charterbank.net